UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AQUILA, INC.
(Name of Registrant as Specified In Its Charter)

PIRATE CAPITAL LLC
JOLLY ROGER FUND LP
JOLLY ROGER OFFSHORE FUND LTD
 JOLLY ROGER ACTIVIST PORTFOLIO COMPANY LTD
THOMAS R. HUDSON JR.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 9, 2007, Thomas R. Hudson Jr. of Pirate Capital LLC (“Pirate Capital”) sent a letter on behalf of Pirate Capital and the funds that it manages to Richard Green, Chairman, President and Chief Executive Officer of Aquila, Inc. (the “Company”). A copy of the letter is attached as Exhibit A and forms of related press releases are attached as Exhibit B and Exhibit C.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PIRATE CAPITAL, MR. HUDSON AND THE FUNDS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT ITS STOCKHOLDERS MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO PIRATE CAPITAL, MR. HUDSON AND THE FUNDS IN CONNECTION WITH ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING US AT PIRATE CAPITAL LLC, 200 CONNECTICUT AVENUE, NORWALK, CT 20549, PHONE NO. (203) 854-1100.

Jolly Roger Fund LP (the “Fund”) is the beneficial owner of 42,595 shares of common stock (“Shares”) of the Company. Pirate Capital is the general partner of the Fund. By virtue of its position as general partner of the Fund, Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 42,595 Shares held by the Fund. By virtue of agreements with Jolly Roger Offshore Fund LTD (the “Offshore Fund”) and Jolly Roger Activist Portfolio Company LTD (the “Activist Fund”, and together with the Fund, the "Funds"), Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 17,514,375 Shares held by the Offshore Fund and the Activist Fund. By virtue of his position as sole Manager of Pirate Capital, Thomas R. Hudson Jr. is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which Pirate Capital has voting power or dispositive power. Accordingly, Pirate Capital and Mr. Hudson are deemed to have shared voting and shared dispositive power with respect to an aggregate of 17,556,970 Shares, constituting approximately 4.7% of the Shares outstanding. The principal address of each of Mr. Hudson, Pirate Capital and the Funds is 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854.

Exhibit A -Letter to Richard Green, Chairman, President and Chief Executive Officer, of Aquila, Inc., dated February 9, 2007, from Pirate Capital LLC

Exhibit B - Press Release, dated February 9, 2007, of Pirate Capital LLC

Exhibit A

Jolly Roger Fund LP
Jolly Roger Offshore Fund LTD
Jolly Roger Activist Fund LP
Jolly Roger Activist Fund LTD
February 9, 2007

VIA FACSIMILE (816-467-3435) & OVERNIGHT COURIER

Richard Green
Chairman, President and Chief Executive Officer
Aquila, Inc.
20 West Ninth Street
Kansas City, MO 64105

Dear Mr. Green,

Pirate Capital LLC, as the investment advisor to Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD, is the beneficial owner of approximately -17.6 million shares of the common stock of Aquila, Inc (“ILA” or the “Company”). As we have previously stated, we are extremely dissatisfied that the deal with Great Plains Energy and Black Hills Corporation was accepted by management, and cannot believe that such despicable terms for ILA shareholders were even entertained.

While we have heard repeatedly that this deal is favorable for ratepayers and ILA customers, we must remind you that your allegiance should reside with ILA shareholders. It is shocking that you would expect ILA shareholders to suffer additional losses while you and your cohorts receive hearty severance packages. We will not complacently sit by and allow the further deterioration of ILA shares, and we demand that the current deal be nullified immediately. Either both Great Plains Energy and Black Hills Corporation present a more enticing acquisition offer for ILA shareholders to consider, or the Company must continue to operate as a stand alone entity.

We remind you, and the entire Board, of your duty and responsibility to act in the best interest of ILA shareholders. As the Company has already lost hundreds of millions of dollars under your watch, this outrageous deal, which destroys shareholder value and triggers sizeable severance packages, causes us to question your ability as a manager and your commitment to ILA shareholders. As you are well aware, we have had numerous conversations with other institutional ILA investors and not a single shareholder we have spoken with supports this deal under the current terms. We strongly urge you to nullify the deal immediately, reevaluate your commitment to ILA shareholders, and either resign from the Company or get back to the drawing board to negotiate a better deal.

Sincerely, /s/ Thomas R. Hudson Jr. Thomas R. Hudson Jr. Portfolio Manager

Exhibit B

NEWS RELEASE

Pirate Capital Comments on Proposed Aquila, Inc. Transaction

NORWALK, Conn., February 9, 2007 (PRIMEZONE) -- Pirate Capital LLC, the beneficial owner of approximately -17.6 million shares of common stock in Aquila, Inc., has expressed its opposition to the company’s proposed deal with Great Plains Energy and Black Hills Corp. In a letter to Chairman, President, and Chief Executive Officer of Aquila, Inc., Richard Green, Pirate Capital’s Portfolio Manager, Thomas R. Hudson Jr., wrote the following:

Dear Mr. Green,

Pirate Capital LLC, as the investment advisor to Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD, is the beneficial owner of approximately 17.6 million shares of the common stock of Aquila, Inc (“ILA” or the “Company”). As we have previously stated, we are extremely dissatisfied that the deal with Great Plains Energy and Black Hills Corporation was accepted by management, and cannot believe that such despicable terms for ILA shareholders were even entertained.

While we have heard repeatedly that this deal is favorable for ratepayers and ILA customers, we must remind you that your allegiance should reside with ILA shareholders. It is shocking that you would expect ILA shareholders to suffer additional losses while you and your cohorts receive hearty severance packages. We will not complacently sit by and allow the further deterioration of ILA shares, and we demand that the current deal be nullified immediately. Either both Great Plains Energy and Black Hills Corporation present a more enticing acquisition offer for ILA shareholders to consider, or the Company must continue to operate as a stand alone entity.

We remind you, and the entire Board, of your duty and responsibility to act in the best interest of ILA shareholders. As the Company has already lost hundreds of millions of dollars under your watch, this outrageous deal, which destroys shareholder value and triggers sizeable severance packages, causes us to question your ability as a manager and your commitment to ILA shareholders. As you are well aware, we have had numerous conversations with other institutional ILA investors and not a single shareholder we have spoken with supports this deal under the current terms. We strongly urge you to nullify the deal immediately, reevaluate your commitment to ILA shareholders, and either resign from the Company or get back to the drawing board to negotiate a better deal.

Sincerely, /s/ Thomas R. Hudson Jr. Thomas R. Hudson Jr. Portfolio Manager

About Pirate Capital

Pirate Capital serves as the investment advisor to four event-driven hedge funds: Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD.  Assets under management by Pirate are in excess of $1.0 billion.  Pirate Capital is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940.

CONTACT:	Sitrick and Company, Inc.
Tom Becker
(212) 573-6100

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PIRATE CAPITAL, MR. HUDSON AND THE FUNDS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT ITS STOCKHOLDERS MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO PIRATE CAPITAL, MR. HUDSON AND THE FUNDS IN CONNECTION WITH ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING US AT PIRATE CAPITAL LLC, 200 CONNECTICUT AVENUE, NORWALK, CT 20549, PHONE NO. (203) 854-1100.

Jolly Roger Fund LP (the “Fund”) is the beneficial owner of 42,595 shares of common stock (“Shares”) of the Company. Pirate Capital is the general partner of the Fund. By virtue of its position as general partner of the Fund, Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 42,595 Shares held by the Fund. By virtue of agreements with Jolly Roger Offshore Fund LTD (the “Offshore Fund”) and Jolly Roger Activist Portfolio Company LTD (the “Activist Fund”, and together with the Fund, the "Funds"), Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 17,514,375 Shares held by the Offshore Fund and the Activist Fund. By virtue of his position as sole Manager of Pirate Capital, Thomas R. Hudson Jr. is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which Pirate Capital has voting power or dispositive power. Accordingly, Pirate Capital and Mr. Hudson are deemed to have shared voting and shared dispositive power with respect to an aggregate of 17,556,970 Shares, constituting approximately 4.7% of the Shares outstanding. The principal address of each of Mr. Hudson, Pirate Capital and the Funds is 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854.

Exhibit C

NEWS RELEASE

Pirate Capital Says Shareholders Voice Opposition to Proposed Aquila, Inc. Deal

NORWALK, Conn., February 9, 2007 (PRNewswire) - Pirate Capital’s Portfolio Manager, Thomas R. Hudson Jr., earlier today wrote a letter to Aquila, Inc. Chairman, President, and Chief Executive Officer Richard Green saying the proposed “outrageous” transaction” with Great Plains Energy and Black Hills Corporation destroys shareholder value.” Clearly, other shareholders agree.

Shareholders, including some of Aquila’s largest institutional investors, have contacted Pirate Capital LLC to express their opposition to Aquila’s proposed sale, many of them inquiring as to what they could do to block the transaction.

"On Aquila's public call it was stated that this deal would create $500 million in deal synergies,” Mr. Hudson said.  “If you apply a multiple on those synergies of 8-9 times you get $4 billion to $4.5 billion of value being created.  If that is true, why are the buyers paying less than $3 billion for all of Aquila's assets?  The deal makes sense; the price paid to Aquila's shareholders for their stock does not. At a minimum we value ILA at $5.50 per share.”

Pirate Capital, the beneficial owner of approximately 17.6 million shares of common stock in Aquila, urges shareholders to continue to give voice to their opposition and reiterates its call to management to reconsider the proposed transaction and either resign or come up with a better deal.

Shareholders don’t want the transaction. They will not be ignored.

About Pirate Capital

Pirate Capital serves as the investment advisor to four event-driven hedge funds: Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD.  Assets under management by Pirate are in excess of $1.0 billion.  Pirate Capital is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940.

CONTACT:	Sitrick and Company, Inc.
Tom Becker
(212) 573-6100

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PIRATE CAPITAL, MR. HUDSON AND THE FUNDS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT ITS STOCKHOLDERS MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO PIRATE CAPITAL, MR. HUDSON AND THE FUNDS IN CONNECTION WITH ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING US AT PIRATE CAPITAL LLC, 200 CONNECTICUT AVENUE, NORWALK, CT 20549, PHONE NO. (203) 854-1100.

Jolly Roger Fund LP (the “Fund”) is the beneficial owner of 42,595 shares of common stock (“Shares”) of the Company. Pirate Capital is the general partner of the Fund. By virtue of its position as general partner of the Fund, Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 42,595 Shares held by the Fund. By virtue of agreements with Jolly Roger Offshore Fund LTD (the “Offshore Fund”) and Jolly Roger Activist Portfolio Company LTD (the “Activist Fund”, and together with the Fund, the "Funds"), Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 17,514,375 Shares held by the Offshore Fund and the Activist Fund. By virtue of his position as sole Manager of Pirate Capital, Thomas R. Hudson Jr. is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which Pirate Capital has voting power or dispositive power. Accordingly, Pirate Capital and Mr. Hudson are deemed to have shared voting and shared dispositive power with respect to an aggregate of 17,556,970 Shares, constituting approximately 4.7% of the Shares outstanding. The principal address of each of Mr. Hudson, Pirate Capital and the Funds is 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854.

NEWS RELEASE

Pirate Capital Comments on Proposed Aquila, Inc. Transaction

(Re-issue of press release originally distributed at 9:32 a.m.)

NORWALK, Conn., February 9, 2007 (PRNewswire) -- Pirate Capital LLC, the beneficial owner of approximately -17.6 million shares of common stock in Aquila, Inc., has expressed its opposition to the company’s proposed deal with Great Plains Energy and Black Hills Corp. In a letter to Chairman, President, and Chief Executive Officer of Aquila, Inc., Richard Green, Pirate Capital’s Portfolio Manager, Thomas R. Hudson Jr., wrote the following:

Dear Mr. Green,

Pirate Capital LLC, as the investment advisor to Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD, is the beneficial owner of approximately 17.6 million shares of the common stock of Aquila, Inc (“ILA” or the “Company”). As we have previously stated, we are extremely dissatisfied that the deal with Great Plains Energy and Black Hills Corporation was accepted by management, and cannot believe that such despicable terms for ILA shareholders were even entertained.

While we have heard repeatedly that this deal is favorable for ratepayers and ILA customers, we must remind you that your allegiance should reside with ILA shareholders. It is shocking that you would expect ILA shareholders to suffer additional losses while you and your cohorts receive hearty severance packages. We will not complacently sit by and allow the further deterioration of ILA shares, and we demand that the current deal be nullified immediately. Either both Great Plains Energy and Black Hills Corporation present a more enticing acquisition offer for ILA shareholders to consider, or the Company must continue to operate as a stand alone entity.

We remind you, and the entire Board, of your duty and responsibility to act in the best interest of ILA shareholders. As the Company has already lost hundreds of millions of dollars under your watch, this outrageous deal, which destroys shareholder value and triggers sizeable severance packages, causes us to question your ability as a manager and your commitment to ILA shareholders. As you are well aware, we have had numerous conversations with other institutional ILA investors and not a single shareholder we have spoken with supports this deal under the current terms. We strongly urge you to nullify the deal immediately, reevaluate your commitment to ILA shareholders, and either resign from the Company or get back to the drawing board to negotiate a better deal.

Sincerely, /s/ Thomas R. Hudson Jr. Thomas R. Hudson Jr. Portfolio Manager

About Pirate Capital

Pirate Capital serves as the investment advisor to four event-driven hedge funds: Jolly Roger Fund LP, Jolly Roger Offshore Fund LTD, Jolly Roger Activist Fund LP and Jolly Roger Activist Fund LTD.  Assets under management by Pirate are in excess of $1.0 billion.  Pirate Capital is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940.

CONTACT:	Sitrick and Company, Inc.
Tom Becker
(212) 573-6100

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY PIRATE CAPITAL, MR. HUDSON AND THE FUNDS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT ITS STOCKHOLDERS MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO PIRATE CAPITAL, MR. HUDSON AND THE FUNDS IN CONNECTION WITH ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING US AT PIRATE CAPITAL LLC, 200 CONNECTICUT AVENUE, NORWALK, CT 20549, PHONE NO. (203) 854-1100.

Jolly Roger Fund LP (the “Fund”) is the beneficial owner of 42,595 shares of common stock (“Shares”) of the Company. Pirate Capital is the general partner of the Fund. By virtue of its position as general partner of the Fund, Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 42,595 Shares held by the Fund. By virtue of agreements with Jolly Roger Offshore Fund LTD (the “Offshore Fund”) and Jolly Roger Activist Portfolio Company LTD (the “Activist Fund”, and together with the Fund, the "Funds"), Pirate Capital has the power to vote or direct the voting, and to dispose or direct the disposition, of all of the 17,514,375 Shares held by the Offshore Fund and the Activist Fund. By virtue of his position as sole Manager of Pirate Capital, Thomas R. Hudson Jr. is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which Pirate Capital has voting power or dispositive power. Accordingly, Pirate Capital and Mr. Hudson are deemed to have shared voting and shared dispositive power with respect to an aggregate of 17,556,970 Shares, constituting approximately 4.7% of the Shares outstanding. The principal address of each of Mr. Hudson, Pirate Capital and the Funds is 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854.